Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DiMi Telematics International, Inc.; (the "Company") on Form 10-K for the fiscal year ending August 31, 2016 (the "Report") I, Barry Tenzer, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 16, 2016

By:	/s/ Barry Tenzer
Barry Tenzer, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)